PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION


                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-3

                                   DISCLAIMER





--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the Empire Funding Home Loan Owner Trust 1998-3, and not by or as agent for Empire Funding Corp. or any of its affiliates (collectively, the 'Transferor'). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

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                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-3
--------------------------------------------------------------------------------
                                                                          Page 2


DESCRIPTION OF INITIAL LOANS AS OF THE STATISTICAL CALCULATION DATE:

Approximate characteristics of the pool of Initial Loans identified as of September 30, 1998. Loans equal to approximately $300.0 Million will be delivered on the Closing Date.


Total Number of Initial Loans:                           6,396

Current Principal Balance:                        $203,728,616

Average Loan Balance:                                  $31,853

WA Loan Rate:                                            13.57%

WA Original Term (months):                                 234

WA Remaining Term (months):                                231

WA Seasoning (months):                                       3

WA FICO Score:                                             684

WA Debt-to-Income                                        33.58%

WA Original Combined LTV

      (Mortgage Loans Only):                            116.74%


As of the Statistical Calculation Date, none of the Initial Loans were more than 30 days late.

Note: Additional information regarding the Initial Loans as of the Statistical Calculation Date can be found starting on page 8.

PRICING INFORMATION (TO 10% CALL)  (a)

--------------------------------------------------------------------------------------------------------------------------
                                                      First       Final
                 Approximate                 WAL    Principal   Principal   Principal     Stated         Expected
     Class        Size (b)    Coupon (c)  (Years)    Payment     Payment     Window      Maturity         Ratings
                                                      (Mos)       (Mos)       (Mos)                      (S&P/Moodys)
--------------------------------------------------------------------------------------------------------------------------
       A         283,580,654     6.75%      4.21        1          134         134      11/25/24          AAA/Aaa
--------------------------------------------------------------------------------------------------------------------------


Notes:        (a) 100% Prepayment  Assumption:  0% CPR in month 1, ramping up to
                  16% in month 15. On and after month 15, 16% CPR.
              (b) Subject to a permitted variance of 5%.
              (c) Coupon will be increased by [0.50%] for each payment after the
                  Initial Call Date.


Pricing Speed:                0% CPR, increasing to 16% over 15 months.

Payment Date:                 The 25th of each  month  or,  if such day is not a
                              Business Day, the next succeeding Business Day, commencing in December 1998.

Settlement Date:              On or about [November 5, 1998]

Cut-off                       Date:  The close of business on October 31,  1998.
                              Because the bonds will be settling flat, only approximately 86.66% of the collateral interest payments collected during October will be deposited into the Trust, the remaining 13.33% will be retained by Empire.

Payment Delay:                24 Days

Payment Terms:                Monthly

Interest Accrual              Interest  will accrue on the Notes at a fixed rate
Period:                       during the month prior to the month of the related
                              Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first
                              Payment Date) based on a 30/360 day year.

DESCRIPTION OF SECURITIES

Title of Securities:          Empire Funding Home Loan Owner Trust 1998-3

Underlying                    Collateral: The Notes will be secured, in part, by
                              debt  consolidation,  home improvement,  and other
                              primarily  second  lien home  equity  loans,  with
                              combined loan to value ratios  generally in excess
                              of 100%, as well as unsecured loans,  representing
                              approximately 1.63% of the Original Pool Principal
                              Balance.   Statistical   Calculation   Date:   The
                              statistical information presented herein and in the Prospectus Supplement concerning the Initial
                              Loans is based on the characteristics of a portion of the Initial Loans identified as of September
                              30,  1998 (the  "Statistical  Calculation  Date").
                              Empire expects that the actual aggregate balance of the Initial Loans as of the Cut-off Date (to be identified prior to the Closing Date) will equal approximately $[300.0] Million.

Transferor/Servicer:          Empire Funding Corp.

Master Servicer:              Norwest  Bank  Minnesota,   National  Association,
                              which will be responsible for monitoring the servicing functions of Empire Funding Corp.

Sole Underwriter:             PaineWebber Incorporated

Depositor:                    PaineWebber Mortgage Acceptance Corporation IV

Indenture Trustee             U.S. Bank National Association, d/b/a
and Grantor Trustee:          First Bank National Association

Owner Trustee:                Wilmington Trust Company

Offering:                     Public   shelf   offering  -  a   prospectus   and
                              prospectus supplement will be distributed after pricing.

Offered Notes:                Only the  Notes  are  being  offered  hereby.  The
                              Residual  Interest   Certificates  are  NOT  being
                              offered publicly.

Form of Offering:             Book-Entry  form,  same-day  funds through DTC for
                              all of the Notes.

Denominations:                The Notes are  issueable in minimum  denominations
                              of an original amount of $25,000 and multiples of $1,000 thereafter.

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Notes will be provided  by (1) the MBIA  Insurance
                              Policy,      (2)     Excess     Interest,      (3)
                              Overcollateralization, and (4) the subordination of the rights of holders of the Residual Interest
                              Certificate.

MBIA Guaranty:                MBIA (the "Note Insurer") will unconditionally and
                              irrevocably   guarantee  the  timely   payment  of
                              interest and ultimate  payment of principal on the
                              Notes   (i.e.   after  any   losses   reduce   the
                              overcollateralization to zero, MBIA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insured
                              Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. The Insurance Policy is not cancelable for any reason.

Excess Interest: The weighted average coupon rate on the loans is generally expected to be higher than the sum of the master servicing fee, the servicing fee, the trustee fee, and the pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment Date.

Overcollateralization:        Excess  Interest  will be  applied,  to the extent
                              available,   to  make   accelerated   payments  of
                              principal to the Notes then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans. Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

Subordination:                The    rights    of    the    Residual    Interest
                              Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Optional Termination:         The holders of an aggregate percentage interest in
                              the Residual  Interest  Certificates  in excess of
                              50%  may,  at  their   option,   effect  an  early
                              termination  of the Grantor  Trust on or after any
                              Payment Date on which the Pool  Principal  Balance
                              declines  to 10% or  less  of  the  Original  Pool
                              Principal Balance,  by purchasing all of the Loans
                              at  a  price   equal  to  or   greater   than  the
                              Termination  Price.   Additionally,   the  Insurer
                              and/or Master Servicer will have a call of [either
                              10% or 5%].

Servicing/Other Fees:         The   collateral   is  subject  to  certain  fees,
                              including a master servicing fee of [0.045]% per annum payable monthly, a servicing fee equal to [0.75]% per annum payable monthly and trustee's fees equal to [0.0067]% per annum.

Advancing by Servicer:        There  is  no  required  advancing  of  delinquent
                              principal or interest by the Master Servicer, the Servicer or Indenture Trustee.

Tax Considerations:           The issuer  will be an Owner  Trust.  The  Offered
                              Notes will be characterized as debt for federal income tax purposes.

ERISA Considerations:         In  general,  the  Offered  Notes  will  be  ERISA
                              eligible.  However,  investors should consult with
                              their  counsel  with  respect to the  consequences
                              under ERISA and the  Internal  Revenue Code of the
                              Plan's   acquisition   and   ownership   of   such
                              certificates.

SMMEA Eligibility:            NONE of the Notes will be SMMEA-eligible.

Prospectus:                   The Offered Notes are being offered  pursuant to a
                              Prospectus which includes a Prospectus  Supplement
                              (together, the 'Prospectus'). Complete information
                              with   respect  to  the  Offered   Notes  and  the
                              collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Notes may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
AGGREGATE FIELD        DESCRIPTION      COUNT       BALANCE ($)    `POOL (%)
--------------------------------------------------------------------------------

State                   California       672        24,459,456        12.01
                           Indiana       370        12,093,797         5.94
                          Illinois       357        11,888,141         5.84
                           Florida       339        10,530,797         5.17
                          Missouri       317         9,346,562         4.59
                              Ohio       298         9,058,436         4.45
                      Pennsylvania       257         8,415,644         4.13
                          Michigan       238         8,068,470         3.96
                           Arizona       243         7,871,624         3.86
                          Maryland       194         7,561,206         3.71
                    North Carolina       225         7,051,048         3.46
                          Virginia       197         6,947,010         3.41
                           Georgia       203         6,806,913         3.34
                          Colorado       154         5,108,787         2.51
                        Washington       158         4,908,895         2.41
                          Kentucky       162         4,839,103         2.38
                         Minnesota       135         4,739,539         2.33
                            Kansas       147         4,735,244         2.32
                         Wisconsin       130         4,254,112         2.09
                          Oklahoma       165         4,181,705         2.05
                            Nevada       116         3,950,101         1.94
                        New Jersey        99         3,561,786         1.75
                              Iowa       105         3,552,557         1.74
                         Louisiana        99         2,913,641         1.43
                    South Carolina        78         2,324,486         1.14
                          Nebraska        81         2,303,074         1.13
                             Idaho        72         2,194,016         1.08
                     Massachusetts        50         1,979,670         0.97
                              Utah        59         1,978,276         0.97
                             Texas       217         1,788,086         0.88
                       Connecticut        49         1,781,933         0.87
                         Tennessee        74         1,605,697         0.79
                        New Mexico        44         1,532,743         0.75
                            Oregon        48         1,407,458         0.69
                          New York        40         1,379,945         0.68
                       Mississippi        44         1,096,826         0.54
                     New Hampshire        24           928,793         0.46
                            Hawaii        18           724,315         0.36
                             Maine        20           660,865         0.32
                            Alaska        13           556,705         0.27
                          Delaware        13           454,023         0.22
                           Wyoming        13           406,936         0.20
                           Montana        12           376,421         0.18
                          Arkansas        14           365,938         0.18
                      Rhode Island         8           284,052         0.14
                      North Dakota         7           227,548         0.11
                     West Virginia         9           211,149         0.10
                      South Dakota         4           166,425         0.08
                           Vermont         3           112,935         0.06
              District of Columbia         2            35,730         0.02
                                      ------       -----------       ------
                                       6,396      $203,728,616       100.00%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION          COUNT     BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Current Balance           $10,000 or less       455      2,614,050     1.28
                     $10,000.01 - $20,000       845     14,122,356     6.93
                     $20,000.01 - $30,000     2,022     52,274,527    25.66
                     $30,000.01 - $40,000     1,629     56,950,039    27.95
                     $40,000.01 - $50,000       808     36,815,092    18.07
                     $50,000.01 - $60,000       283     15,774,455     7.74
                     $60,000.01 - $70,000       213     13,713,681     6.73
                     $70,000.01 - $80,000        92      6,855,124     3.36
                    $80,000.01 or greater        49      4,609,294     2.26
                                             ------    -----------   ------
                                              6,396   $203,728,616   100.00%


--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION          COUNT     BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Current Rate          9.001%  - 9.500%         1             3,316        0.00
                    9.501%  -  10.000%         6            71,365        0.04
                    10.001%  - 10.500%        11           308,853        0.15
                    10.501%  - 11.000%        70         2,761,234        1.36
                    11.001%  - 11.500%       527        20,112,314        9.87
                    11.501%  - 12.000%       533        20,803,988       10.21
                    12.001%  - 12.500%       360        11,390,974        5.59
                    12.501%  - 13.000%     1,146        33,090,036       16.24
                    13.001%  - 13.500%       464        15,975,382        7.84
                    13.501%  - 14.000%     1,348        42,340,731       20.78
                    14.001%  - 14.500%       388        12,041,050        5.91
                    14.501%  - 15.000%       505        15,343,898        7.53
                    15.001%  - 15.500%       177         5,716,208        2.81
                    15.501%  - 16.000%       317         9,255,273        4.54
                    16.001%  - 16.500%       249         6,908,603        3.39
                    16.501%  - 17.000%       154         4,063,439        1.99
                    17.001%  - 17.500%        52         1,266,845        0.62
                    17.501%  - 18.000%        66         1,712,821        0.84
                    18.001%  - 18.500%        20           529,803        0.26
                    18.501%  - 19.000%         1            29,819        0.01
                    19.001%  - 19.500%         1             2,664        0.00
                                          ------       -----------      ------
                                           6,396      $203,728,616      100.00%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION          COUNT     BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Lien Type                First Lien             23         798,234       0.39
                        Second Lien          5,874     199,608,139      97.98
                         Third Lien              1           2,664       0.00
                          Unsecured            498       3,319,579       1.63
                                            ------     -----------     ------
                                             6,396    $203,728,616     100.00%


--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION        COUNT       BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Combined LTV                 Unsecured       498         3,319,579       1.63
                       5.01% to 10.00%         1             9,636       0.00
                      10.01% to 15.00%         1             4,938       0.00
                      15.01% to 20.00%         3            58,836       0.03
                      20.01% to 25.00%         1            10,675       0.01
                      25.01% to 30.00%         4            50,050       0.02
                      30.01% to 35.00%         4           119,257       0.06
                      35.01% to 40.00%         7           148,552       0.07
                      40.01% to 45.00%         6           173,645       0.09
                      45.01% to 50.00%         6           132,313       0.06
                      50.01% to 55.00%         2            67,792       0.03
                      55.01% to 60.00%         1            25,965       0.01
                      60.01% to 65.00%         3            57,850       0.03
                      75.01% to 80.00%         1            10,901       0.01
                      85.01% to 90.00%         4           123,818       0.06
                      90.01% to 95.00%         6           184,311       0.09
                     95.01% to 100.00%        11           326,007       0.16
                    100.01% to 105.00%       464        14,048,209       6.90
                    105.01% to 110.00%       774        23,973,887      11.77
                    110.01% to 115.00%     1,152        36,821,232      18.07
                    115.01% to 120.00%     1,314        45,381,599      22.28
                    120.01% to 125.00%     2,117        78,063,431      38.32
                    125.01% or greater        16           616,133       0.30
                                          ------       -----------     ------
                                           6,396      $203,728,616     100.00%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION          COUNT     BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Seasoning           Less than one            876        30,476,038       14.96
                            1 - 3          4,353       145,662,503       71.50
                            4 - 6            590        16,352,537        8.03
                            7 - 9            386         6,128,952        3.01
                    10 or greater            191         5,108,587        2.51
                                          ------       -----------      ------
                                           6,396      $203,728,616      100.00%


--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION          COUNT     BALANCE ($)    POOL (%)
--------------------------------------------------------------------------------

Remaining Term             0 - 30            36           118,671        0.06
                          31 - 60           178         1,030,920        0.51
                          61 - 90            78           690,863        0.34
                         91 - 120           786        16,522,738        8.11
                        121 - 150            40         1,205,481        0.59
                        151 - 180         2,074        65,872,833       32.33
                        181 - 210             4           178,580        0.09
                        211 - 240           986        33,525,084       16.46
                        271 - 300         2,214        84,583,448       41.52
                                         ------       -----------      ------
                                          6,396      $203,728,616      100.00%


--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION    COUNT     BALANCE ($)       POOL (%)
--------------------------------------------------------------------------------

Original Term             0 - 30           7            15,910         0.01
                         31 - 60         206         1,108,963         0.54
                         61 - 90          66           619,549         0.30
                        91 - 120         799        16,618,768         8.16
                       121 - 150          40         1,205,481         0.59
                       151 - 180       2,074        65,872,833        32.33
                       181 - 210           4           178,580         0.09
                       211 - 240         986        33,525,084        16.46
                       271 - 300       2,214        84,583,448        41.52
                                      ------       -----------       ------
                                       6,396      $203,728,616       100.00%

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION    COUNT     BALANCE ($)       POOL (%)
--------------------------------------------------------------------------------

Credit Risk            620 to 639       351         9,267,250         4.55
                       640 to 659     1,474        43,233,486        21.22
                       660 to 679     1,369        44,322,281        21.76
                       680 to 699     1,230        41,927,333        20.58
                       700 to 719     1,004        37,151,679        18.24
                       720 to 739       522        16,804,270         8.25
                       740 to 759       261         7,715,798         3.79
                       760 to 779       120         2,517,169         1.24
                       780 to 799        47           586,894         0.29
                       800 to 819        17           195,299         0.10
                       820 to 839         1             7,158         0.00
                                     ------       -----------       ------
                                      6,396      $203,728,616       100.00%


--------------------------------------------------------------------------------
AGGREGATE FIELD          DESCRIPTION    COUNT     BALANCE ($)       POOL (%)
--------------------------------------------------------------------------------

Debt-to-Income Ratio   20.00 or less        308         7,067,979        3.47
                       20.01 to 25.00       682        20,486,681       10.06
                       25.01 to 30.00     1,467        47,059,169       23.10
                       30.01 to 35.00     1,289        41,299,955       20.27
                       35.01 to 40.00     1,473        47,170,063       23.15
                       40.01 to 45.00     1,058        36,646,603       17.99
                       45.01 to 50.00       114         3,845,300        1.89
                   Greater than 50.00         5           152,866        0.08
                                         ------       -----------      ------
                                          6,396      $203,728,616      100.00%

THE FOLLOWING TABLE RUNS TO CALL:

--------------------------------------------------------------------------------
                    0%        50%       75%       100%      125%      150%
--------------------------------------------------------------------------------

AVG LIFE         12.03       6.50      5.12       4.21      3.54       3.05
YIELD @ 100       6.78%      6.75%     6.73%      6.71%     6.69%      6.67%

DURATION          7.34       4.65      3.88       3.32      2.89       2.55
FIRST PAY        12/98      12/98     12/98      12/98     12/98      12/98
LAST PAY         11/21      02/15     12/11      01/10     04/08      12/06
WINDOW           23.00      16.25     13.08      11.17      9.42       8.08
(YEARS)

THE FOLLOWING TABLE RUNS TO MATURITY:

--------------------------------------------------------------------------------
                    0%        50%       75%       100%      125%      150%
--------------------------------------------------------------------------------

AVG LIFE         12.10       6.77      5.39       4.43      3.74       3.23
YIELD @ 100       6.79%      6.76%     6.74%      6.73%     6.71%      6.69%

DURATION          7.36       4.73      3.97       3.41      2.98       2.64
FIRST PAY        12/98      12/98     12/98      12/98     12/98      12/98
LAST PAY         07/23      06/22     08/20      12/17     06/15      02/13
WINDOW           24.67      23.58     21.75      19.08     16.58      14.25
(YEARS)